SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 8, 2004
                                                --------------------------------

                                Ethyl Corporation
               (Exact name of Registrant as specified in charter)


           Virginia                        1-5112                54-0118820
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(State or other jurisdiction of       (Commission file          (IRS employer
        incorporation)                     number)           identification no.)


330 South Fourth Street, Richmond, Virginia                  23219
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code        (804) 788-5000
                                                  ------------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Required FD Disclosure.

         On March 8, 2004, Ethyl Corporation (the "Company") issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting that the Company had been informed by two of its largest customers in Canada of their intention to suspend the use of the gasoline additive Methylcyclopentadienyl Manganese Tricarbonyl (MMT) pending the results of the Government of Canada-sponsored independent third party review of MMT.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         99.1     Press Release issued by the Company on March 8, 2004.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 8, 2004

                                       ETHYL CORPORATION


                                       By: /s/ David A. Fiorenza
                                          -------------------------------
                                          David A. Fiorenza
                                          Vice President and Treasurer



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                                  Exhibit Index

Exhibit No.            Description

     99.1              Press Release issued by the Company on March 8, 2004